SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ADVANCED NEUROMODULATION SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

BOARD OF DIRECTORS OF ADVANCED NEUROMODULATION SYSTEMS, INC.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Advanced Neuromodulation Systems, Inc.
6501 Windcrest Drive, Suite 100, Plano, Texas 75024
(972) 309-8000

May 6, 2003

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Advanced Neuromodulation Systems, Inc. at 6501 Windcrest Drive, Suite 100, Plano, Texas on June 4, 2003, at 10:00 a.m. (CDT).

This Notice of Annual Meeting and Proxy Statement describes the business to be transacted at the meeting and provides other information concerning ANS that you should be aware of when you vote your shares.

The principal business of the Annual Meeting will be to elect our Board of Directors and to consider and act upon other business that may properly come before the meeting. As in prior years, we plan to review the status of our business and answer any questions you may have. We will also conduct a tour of our state-of-the-art facility after the close of the Annual Meeting.

It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. Return of your proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares in person.

On behalf of the Board of Directors and all of ANS, I would like to sincerely express our appreciation for your continued support and interest.

Sincerely,

/s/Christopher G. Chavez
Christopher G. Chavez
President and CEO

Notice of Annual Meeting of Shareholders

Wednesday, June 4, 2003

10:00 a.m. (CDT)

6501 Windcrest Drive, Suite 100

Plano, Texas 75024

The purpose of our Annual Meeting is to:

1.     Elect eight Directors for the ensuing year; and

2.     Consider and act upon such other business as may properly come before the meeting or any adjournment(s) thereof.

The proxy statement and accompanying proxy cards are being sent to shareholders on or about May 6, 2003.

You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on May 1, 2003. The stock transfer books will not be closed. Our Annual Report for the fiscal year ended December 31, 2002 is enclosed. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

/s/Kenneth G. Hawari
Kenneth G. Hawari
General Council, Executive Vice President-Corporate Development and Secretary

May 6, 2003

TABLE OF CONTENTS

Questions and Answers	1
Security Ownership of Management and Principal Shareholders	4
Election of Directors	6
Meetings and Committees of the Board of Directors	8
Independent Auditor	10
Executive Officers	11
Compensation of Executive Officers	13
Equity Compensation Plan Information	15
Employment Contracts	17
Compensation Committee Report	19
Performance Graph	21
Audit Committee Report	22
Other Information	23
Appendix A	A-1

Questions and Answers

What matters am I voting on?

We are asking you to vote to elect eight directors for the ensuing year. You will also be asked to consider and act upon such other business as may properly come before the meeting or any adjournment(s) thereof.

When and where will the meeting be held?

Our meeting will be held on June 4, 2003. The meeting will begin at 10:00 a.m. (CDT) and will be held at our facility located at 6501 Windcrest Drive, Suite 100, Plano, Texas 75024.

Who is entitled to vote?

Shareholders at the close of business on May 1, 2003 (the record date) will be the only persons entitled to vote. On April 11, 2003, there were 12,659,903 shares of common stock outstanding and entitled to vote at the Annual Meeting.

How do I cast my vote?

All shareholders may vote by mail by completing, dating, and signing the enclosed proxy card. Please mail your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares in person. Proxies properly signed and received in time for the meeting will be voted as instructed.

How many votes do I have?

Each share of ANS common stock that you own entitles you to one vote.

What if I receive more than one proxy card?

You may have shares that are in more than one account or are registered differently. You should sign and return all of the proxy cards to guarantee that all of your shares are voted. If you would like to receive only one proxy card in the future, please contact ANS' transfer agent, Computershare Investor Services LLC at (312) 588-4991.

What if I return my proxy, but do not mark it to show my vote?

If you do not indicate how you want to vote but have returned a signed and dated proxy card, it will be considered a vote FOR approval of each proposal.

Questions and Answers

What if other matters come up during the Annual Meeting?

When you return your signed and dated proxy, you give discretionary authority to vote on your behalf to Hugh M. Morrison, Chairman of the Board and Kenneth G. Hawari, General Counsel and Secretary, on any other matters that come before the meeting, if we did not have notice of the matter by March 24, 2003 (45 days prior to the date that we mailed proxy materials to shareholders last year).

Can I change my vote?

At any time before the Annual Meeting on June 4, 2003, you can change your vote by returning a completed and signed proxy that has a later date than your original proxy. You can also change your vote by written revocation addressed to the Secretary of the Company or by voting in person at the Annual Meeting.

How do I vote if I decide to attend the Annual Meeting?

If you attend the Annual Meeting, you may request a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 1, 2003, the record date for voting.

What vote is required to approve the proposal?

Assuming the presence of a quorum, the eight director nominees who receive the highest number of affirmative votes will be elected as directors. Votes may be cast in favor of or withheld from a director nominee. Votes that are withheld from a particular nominee will be excluded entirely from the votes and will not affect the outcome of the vote. Under applicable rules, brokers who hold shares in street name have the authority to vote on the election of directors when they have not received instructions from beneficial owners.

In the election of directors, shareholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in the proxy statement. In all other matters, assuming the presence of a quorum, an affirmative vote of a majority of the shares of common stock present in person or represented by proxy is required to pass a proposal.

How are abstentions treated?

Any shareholder who is present at the meeting, either in person or by proxy, but who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will not be counted as an affirmative or withheld vote in the election of the directors. With respect to all other matters, an abstention would have the same effect as a vote against the proposal. If you sign your proxy card but do not specify how you want to vote on a proposal, then your shares will be voted in the discretion of the proxies on that proposal.

What constitutes a quorum?

The presence at the Annual Meeting in person, or by proxy, of the holders of a majority of the outstanding common stock constitutes a quorum. As of April 11, 2003, the holders of at least 6,329,952 shares of the common stock must be represented at the meeting in person or by proxy to have a quorum. The exact number of shares necessary for a quorum will be based upon the number of outstanding shares on the record date, May 1, 2003. You will be considered part of the quorum if you return a signed and dated proxy card or if you attend the meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained. Abstentions and votes withheld from any director nominee will still be counted in determining whether a quorum is reached. In addition, we count broker non-votes as shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists. In the election of directors, you are not entitled to cumulate your votes nor may you vote for a greater number of persons than the number of nominees named in this Proxy Statement.

Questions and Answers

What is a broker non-vote?

A broker non-vote occurs when a broker holds shares in street name for a customer and the customer does not direct the broker's vote with respect to non-routine matters. With respect to the election of directors, a broker will have discretionary authority to vote the shares if the beneficial owner has not given instructions.

Who is soliciting my proxy and who pays to prepare and mail the proxies?

Our board of directors is soliciting your proxy. ANS will pay all of the costs associated with preparing, mailing and soliciting the proxies. We will ask banks and brokers holding shares of the Company's stock to forward copies of the proxy material to the beneficial owners of ANS common stock and to obtain the authority to execute proxies. In return, ANS will reimburse banks and brokers for their out-of-pocket expenses. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone, or otherwise.

How do I submit a shareholder proposal for next year's Annual Meeting?

Your proposal will be included in the 2004 proxy statement if it is submitted in accordance with the proxy rules of the Securities and Exchange Commission (SEC), is a proposal that we would be required to include in the proxy statement pursuant to SEC rules, and is received at our corporate office no later than January 6, 2004. Under the SEC's rules, proposals of shareholders must conform to certain requirements as to form and substance and may be omitted from the proxy materials under certain circumstances.

Where can I find the voting results of the Annual Meeting?

We will announce the voting results at the meeting and will publish the results in our quarterly report on Form 10-Q for the second quarter of 2003. We will file that report with the SEC by mid-August of this year. You can get a copy by visiting our website at www.ans-medical.com, by contacting Marta Munson, Investor Relations, Advanced Neuromodulation Systems, Inc., 6501 Windcrest Drive, Suite 100, Plano, Texas 75024, email at m.munson@ans-medical.com, or by contacting the SEC at (800) SEC-0330 or www.sec.gov.

Security Ownership of Management and Principal Shareholders

The following table sets forth, as of April 11, 2003, the beneficial ownership of each current director, each nominee for director, the Chief Executive Officer and the four most highly compensated executive officers (the "Named Executive Officers"), all executive officers and directors as a group, and each shareholder known to management of the Company to own beneficially more than 5% of the outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(2)

FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	1,373,660 (3)	10.85%

Brookside Capital Partners Fund, L.P. 111 Huntington Avenue Boston, Massachusetts 02199	754,500 (4)	5.96%

T. Rowe Price Associates, Inc. 100 East Pratt Baltimore, Maryland 21202	647,050 (5)	5.11%

Arbor Capital Management, LLC One Financial Plaza 120 South Sixth Street Minneapolis, Minnesota 55402	645,500 (6)	5.10%

Anthony J. Varrichio	192,582 (7)	1.52%

Christopher G. Chavez	166,002 (8)	1.30%

Hugh M. Morrison	45,750 (9)	*

Robert C. Eberhart, Ph.D.	26,700 (10)	*

A. Ronald Lerner	77,633 (11)	*

Richard D. Nikolaev	46,543 (12)	*

Michael J. Torma, M.D.	4,375 (13)	*

Joseph E. Laptewicz	13,750 (14)	*

F. Robert Merrill III	23,252 (15)	*

Scott F. Drees	56,500 (16)	*

Kenneth G. Hawari	41,667 (13)	*

J. Philip McCormick	---	---

All directors and executive officers as a group, including those named above (14 persons).	860,103 (17)	6.54%

---------------------------

*    Less than 1.0%.

Security Ownership of Management and Principal Shareholders

(1)    Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)    Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(3)    Based on information obtained by the Company from Schedule 13G filed by FMR Corp. dated February 14, 2003. FMR Corp. is deemed to have beneficial ownership of 1,373,660 shares of the Company's common stock as of December 31, 2002.
(4)    Based on information obtained by the Company from Schedule 13G filed by Brookside Capital Partners Fund, L.P. dated February 14, 2003. Brookside Capital Partners Fund, L.P. is deemed to have beneficial ownership of 754,500 shares of the Company's common stock as of December 31, 2002.
(5)    Based on information obtained by the Company from Schedule 13G filed by T. Rowe Price Associates, Inc. dated February 14, 2003. T. Rowe Price Associates, Inc. is deemed to have beneficial ownership of 647,050 shares of the Company's common stock as of December 31, 2002.
(6)    Based on information obtained by the Company from Schedule 13G filed by Arbor Capital Management, LLC dated February 5, 2003. Arbor Capital Management, LLC is deemed to have beneficial ownership of 645,500 shares of the Company's common stock as of December 31, 2002.
(7)    Includes 13,750 shares subject to options exercisable within 60 days.
(8)    Includes 148,002 shares subject to options exercisable within 60 days.
(9)    Includes 40,000 shares subject to options exercisable within 60 days.
(10)  Includes 3,750 shares subject to options exercisable within 60 days.
(11)  Includes 14,583 shares subject to options exercisable within 60 days.
(12)  Includes 22,083 shares subject to options exercisable within 60 days.
(13)  Consists entirely of shares subject to options exercisable within 60 days.
(14)  Includes 11,750 shares subject to options exercisable within 60 days.
(15)  Includes 18,251 shares subject to options exercisable within 60 days.
(16)  Includes 45,500 shares subject to options exercisable within 60 days.
(17)  Includes 486,212 shares subject to options exercisable within 60 days.

Election of Directors

Eight directors are nominated for election at the Annual Meeting. Each director will serve until the next annual meeting of shareholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the eight nominees listed in the table that follows, except where you specifically withhold voting authority.

All nominees except Mr. McCormick are incumbent directors. If any of the nominees should become unable to accept the election, or for good cause will not accept the election, the person named in the proxy may vote for such other person or persons as may be designated by the Board of Directors, or the Board of Directors can vote to reduce the size of the Board. Each of the nominees named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve. Mr. Lerner had advised the Board of Directors, however, that he intends to resign as a director at the end of 2003.

Nominees for Directors of the Company

Name	Principal Occupation or Employment During the Past Five Years	Age	Director of ANS Since

Hugh M. Morrison (1)	President and Chief Executive Officer of Clean Acquisition, Inc. and Pilgrim Cleaners, Inc. since March 1996; Chairman of the Board of the Company since January 1998.	56	1983

Robert C. Eberhart, Ph.D. (1,2)	Professor of Engineering in Surgery, University of Texas Southwestern Medical Center, Dallas, Texas since September 1976; Adjunct Professor of Biomedical Engineering, University of Texas at Arlington, Arlington, Texas since September 2001; Chairman, Joint Program in Biomedical Engineering, University of Texas Southwestern Medical Center, Dallas, Texas, and University of Texas at Arlington, Arlington, Texas from September 1983 to December 1999.	66	1994

Michael J. Torma, M.D. (1, 2)	Principal and Chief Executive Officer of Torma Executive Consult, LLC since September 2001; Vice President-Technology Development of Biomedical Research Foundation of Northwest Louisiana and Director of the Center for Biomedical Technology Innovation (CBTI) from September 1996 to August 2001.	60	1994

Richard D. Nikolaev (3)	President and Chief Executive Officer, NIKOR Enterprises, Inc. since November 1997.	64	1996

Christopher G. Chavez	President, Chief Executive Officer and Director of the Company since April 1998; Chairman of the Dallas/Ft. Worth Industry Council since January 2003 and Director since February 1999; Director of Advanced Medical Optics, Inc. since June 2002; Director of Medical Device Manufacturers Association since May 2000; Director of Visiting Nurses Association of North Texas since October 2000.	47	1998

Joseph E. Laptewicz (3)	Chairman, Empi, Inc. since January 2001; Chairman and Chief Executive Officer, Empi, Inc. from April 1999 to December 2000; President and Chief Executive Officer, Empi, Inc. from October 1994 to March 1999.	54	1998

Election of Directors

Name	Principal Occupation or Employment During the Past Five Years	Age	Director of ANS Since

A. Ronald Lerner (3)	Independent Business Consultant and Investor since January 2000; Founder and President, Trendalysis Securities from March 1991 to December 1999; Founder and President, Cypress Asset Management, Inc. from March 1996 to June 1999.	57	1999

J. Philip McCormick (4)	Independent investor and corporate advisor since 1999; Executive Vice President and Chief Financial Officer of Highwaymaster Communication, Inc. from 1997 to 1998; Senior Vice President and Chief Financial Officer of Enserch Corporation from 1995 to 1997; Senior Vice President - Transmission of Lone Star Gas Company, a division of Enserch Corporation from 1993 to 1995; Senior Vice President-Finance of Lone Star Gas Company from 1991 to 1993; Audit Partner, member of senior management and member of the Board of Directors of KPMG Peat Marwick and KMG Main Hurdman from 1973 to 1991.	61	N/A

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(1)	Member of the Compensation Committee of the Board of Directors
(2)	Member of the Stock Option Plan Committee of the Board of Directors
(3)	Member of the Audit Committee of the Board of Directors
(4)	If elected, Mr. McCormick would serve as Chairman of the Audit Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE

Meetings and Committees of the Board of Directors

During the year ended December 31, 2002, there were four meetings of the Board of Directors. During 2002, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors that were held and (b) the total number of meetings held by all committees of the Board of Directors on which he served. The Board has three committees: Audit, Compensation, and Stock Option.

The Audit Committee currently consists of Mr. Laptewicz, Mr. Lerner and Mr. Nikolaev, all of whom are independent outside directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A. This committee acts as a liaison between the Board of Directors and the independent auditors. The committee reviews with the independent auditors the planning and scope of financial statement audits, the results of those audits and the adequacy of internal accounting controls. It also monitors other corporate and financial policies. The Audit Committee held six meetings during the year ended December 31, 2002.

If Mr. McCormick is elected to the Board of Directors, the Board intends to appoint Mr. McCormick Chairman of the Audit Committee. Mr. McCormick served as an audit partner at KPMG Peat Marwick and KMG Main Hurdman for 18 years and has served as the chief financial officer of publicly-held corporations. If Mr. McCormick is elected to the Board of Directors, Messrs. Nikolaev and Laptewicz woul continue to serve as the other two members of the Audit Committee and Mr. Lerner would cease to serve on the Audit Committee.

The Compensation Committee consists of Dr. Eberhart, Mr. Morrison, and Dr. Torma, all of whom are independent outside directors. This committee establishes executive compensation policies and makes recommendations to the Board of Directors. The Compensation Committee held two meetings during the year ended December 31, 2002.

The Stock Option Committee consists of Dr. Eberhart and Dr. Torma, both of whom are independent outside directors. This committee is vested with full authority to select participants, grant options, determine the number of shares subject to each option, the exercise price of each option, and in general, to make, administer and interpret such rules and regulations as it deems necessary to administer the Company's Stock Option Plans. The Stock Option Committee held two meetings during the year ended December 31, 2002.

During 2002, Mr. Morrison, Chairman of the Board, received an annual retainer of $69,630 and reimbursement of all expenses incurred in attending each Board of Directors' meeting. Mr. Morrison does not receive any additional compensation for attending Board of Directors' meetings or committee meetings. During 2002, each non-management director (other than Mr. Morrison) received an annual retainer of $10,000 assuming at least 75% board meeting attendance, a $1,500 director's fee for each Board of Directors' meeting attended, $500 for each committee meeting attended and reimbursement of all expenses incurred in attending such meetings.

Meetings and Committees of the Board of Directors

Directors of the Company may be granted nontransferable stock options under certain of the Company's stock option plans. The option price per share for stock options granted to directors cannot be less than the fair market value per share on the date the option is granted. In addition, the exercise period for options cannot exceed six years and each option vests ratably over a four-year period. During the year ended December 31, 2002, the following directors were issued stock option grants on February 20, 2002 at an exercise price of $28.53:

Robert C. Eberhart, Ph.D. - 5,000 shares
Joseph E. Laptewicz - 5,000 shares
A. Ronald Lerner - 5,000 shares
Hugh M. Morrison - 10,000 shares
Richard D. Nikolaev - 5,000 shares
Michael J. Torma, M.D. - 5,000 shares

During the year ended December 31, 2002, one director exercised stock options. In January 2002, Joseph E. Laptewicz exercised options to purchase 5,000 shares of common stock at an exercise price of $5.00 per share. The net value of such securities to Mr. Laptewicz (market value less exercise price) at the time of exercise was approximately $141,350.

Independent Auditor

Our Board has, in accordance with the recommendation of the Audit Committee, chosen the firm of Ernst & Young LLP as our independent auditor for 2003. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Following is a summary of fees for the year ended December 31, 2002:

Audit Fees    The aggregate fees billed or expected to be billed by Ernst & Young LLP for the professional services rendered for the audit of ANS' annual financial statements for the fiscal year ended December 31, 2002, review of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and the reviews of the financial statements included in ANS' quarterly reports on Form 10-Q for the first three quarters of 2002, were $169,965.

Audit Related Fees    The aggregate fees billed by Ernst & Young LLP for professional services rendered in connection with certain Securities and Exchange registration statements, including a public offering, advisory services related to acquisitions and miscellaneous audit related services were $197,500 for the fiscal year ended December 31, 2002.

Financial Information System and Implementation Fees     No fees were billed by Ernst & Young LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees    The aggregate fees billed by Ernst & Young LLP for the fiscal year ended December 31, 2002 for various tax advisory and compliance services and preparation of federal and state tax returns were $65,725.

The Audit Committee has determined that the provision of the services described above under the caption "All Other Fees" is compatible with maintaining Ernst & Young LLP's independence.

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position	Executive Officer Since

Christopher G. Chavez	47	President, Chief Executive Officer; and Director	1998

F. Robert Merrill III	53	Executive Vice President - Finance; Chief Financial Officer; and Treasurer	1981

Scott F. Drees	45	Executive Vice President - Sales and Marketing	1996

Anthony J. Varrichio	56	Executive Vice President and Chief Technology Officer	2001

Kenneth G. Hawari	44	General Counsel; Executive Vice President - Corporate Development; and Secretary	2002

James P. Calhoun	53	Vice President - Human Resources	1995

John H. Erickson	54	Vice President - Research and Development	1996

Stuart B. Johnson	56	Vice President - Manufacturing	1997

Mr. Chavez has been President, Chief Executive Officer and Director of the Company since April 1998.

Mr. Merrill has been Executive Vice President - Finance since March 1998, Chief Financial Officer since April 1994, Secretary from February 1989 to June 2002, and Treasurer since February 1981.

Mr. Drees has been Executive Vice - President-Sales and Marketing of the Company since March 1998. From April 1996 to March 1998, Mr. Drees was Vice President-Sales and Marketing of the Company.

Mr. Varrichio has been Executive Vice President and Chief Technology Officer of the Company since March 2002 and was President of the Company's Hi-tronics Designs, Inc. subsidiary from March 2002 until March 2003. From January 2001 to February 2002, Mr. Varrichio was Executive Vice President of the Company and General Manager of the Company's Hi-tronics Designs, Inc. subsidiary. Prior to ANS' acquisition of Hi-tronics Designs, Inc. in January 2001, Mr. Varrichio served as President and Chairman of the Board for Hi-tronics Designs, Inc., which he co-founded in 1987.

Executive Officers

Mr. Hawari has been General Counsel and Executive Vice President - Corporate Development since February 2002 and Secretary since June 2002. Prior to joining the Company, Mr. Hawari was a partner in the Dallas-based law firm of Hughes & Luce, LLP, where he served as the head of the Corporate Section and as a member of the firm's Management and Executive Committees. Mr. Hawari joined Hughes & Luce in 1984.

Mr. Calhoun has been Vice President - Human Resources of the Company since April 1995.

Mr. Erickson has been Vice President-Research and Development of the Company since September 1996.

Mr. Johnson has been Vice President - Manufacturing of the Company since June 1997 and was Director of Manufacturing of the Company from March 1997 to June 1997.

Compensation of Executive Officers

The following tables set forth certain information regarding compensation of the Named Executive Officers for the periods indicated.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Postion	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation(1) ($)	Restricted Stock Awards(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compen- sation(2) ($)
Christopher G. Chavez (C.E.O.)	2002 2001 2000	$250,846 $229,231 $218,300	$301,445 $138,300 $100,410	--- --- ---	--- --- ---	50,000 25,000 43,000	--- --- ---	$ 5,500 $ 5,250 $ 5,250
Scott F. Drees (Executive Vice President)	2002 2001 2000	$181,873 $166,177 $157,626	$124,619 $ 50,130 $ 36,390	--- --- ---	--- --- ---	25,000 10,000 17,000	--- --- ---	$ 5,500 $ 5,250 $ 5,250
F. Robert Merrill III (C.F.O.)	2002 2001 2000	$151,171 $138,683 $132,067	$ 90,790 $ 41,835 $ 30,375	--- --- ---	--- --- ---	20,000 10,000 17,000	--- --- ---	$ 5,500 $ 5,072 $ 4,981
Anthony J. Varrichio (Executive Vice President)	2002 2001 2000	$157,575 $150,000 $280,122	$ 94,090 $ 45,000 $ 72,000	--- --- ---	--- --- ---	15,000 20,000 ---	--- --- ---	$ 5,500 $ 8,073 $10,500
Kenneth G. Hawari (General Counsel and Executive Vice President) (3)	2002 2001 2000	$177,692 --- ---	$183,000 --- ---	--- --- ---	--- --- ---	75,000 --- ---	--- --- ---	$ 5,331 --- ---

(1)   None of the Named Executive Officers received personal benefits, securities or property in excess of the lesser of $50,000 or 10 percent of such individual's reported salary and bonus.

(2)   Reflects matching employer contributions under the Company's Employees Savings Plan 401(k).

(3)   Mr. Hawari joined the company on February 1, 2002.

Compensation of Executive Officers

Option/SAR Grants in Last Fiscal Year (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5% 10%
Christopher G. Chavez	50,000	8.10%	$28.53	02/20/2012	$ 897,000	$2,273,500
Scott F. Drees	25,000	4.05%	$28.53	02/20/2012	$ 448,500	$1,136,750
F. Robert Merrill III	20,000	3.24%	$28.53	02/20/2012	$ 358,800	$ 909,400
Anthony J. Varrichio	15,000	2.43%	$28.53	02/20/2012	$ 269,100	$ 682,050
Kenneth G. Hawari	75,000	12.16%	$28.53	02/20/2012	$1,345,500	$3,410,250

Aggregated Option/SAR Exercises in Last Fiscal Year
And Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-end(#) Exercisable Unexercisable		Value of Unexercised In-the-Money Options/SARs at FY-end ($) (1) Exercisable Unexercisable
Christopher G. Chavez	20,000	$ 614,884	176,503	96,497	$5,038,870	$1,404,243
Scott F. Drees	41,000	$1,205,241	53,502	43,498	$1,502,050	$ 592,712
F. Robert Merrill III	25,000	$ 762,195	38,501	38,499	$1,050,531	$ 559,882
Anthony J. Varrichio	---	---	5,000	30,000	$ 73,625	$ 319,425
Kenneth G. Hawari	---	---	25,000	50,000	$ 164,250	$ 328,500

(1)   Represents the difference between the closing market price of the common stock on the Nasdaq National Market System on December 31, 2002 of $35.10 and the exercise price of the options.

Equity Compensation Plan Information

As of December 31, 2002

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Udner Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders(2)	1,559,794	$13.24	26,950
Equity Compensation Plans Not Approved by Security Holders(1) (2)	426,625	$22.40	6,192
Total	2,026,419	$15.17	33,142

(1)   Executive officers and members of the Board of Directors are not eligible to receive stock option grants under non-shareholder approved plans.
(2)  Certain of the plans allow the aggregate number of shares of common stock reserved for options under the plan to be increased by the same percentage that the total number of issued and outstanding shares of common stock increased from the preceding January 1 to the following December 31 (if such percentage is positive). On January 1, 2003, an aggregate of 916,235 shares were added to various plans pursuant to this provision.

Equity Compensation Plans Not Approved By Security Holders   In April 2001, the Board of Directors adopted the 2001 Employee Stock Option Plan (the 2001 Plan). The purpose of the 2001 Plan is to furnish additional equity incentives to key employees of the Company, other than executive officers of the Company. Members of the Board of Directors are also ineligible to participate in the 2001 Plan. The additional equity incentives are designed to increase shareholder value and to advance the interests of the Company by furnishing incentives to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives to such personnel to promote the success of the business of the Company and its subsidiaries. The total number of shares of common stock issuable under the 2001 Plan is 180,000, subject to an adjustment on January 1 of each year (commencing on January 1, 2002), when the aggregate number of shares of common stock then issuable upon the exercise of options will be increased by the same percentage that the total number of issued and outstanding shares of common stock increased from the preceding January 1 to the following December 31 (if the percentage is positive). On January 1, 2002 and 2003, 33,192 shares and 77,048 shares, respectively were added to the 2001 Plan pursuant to this provision. All options granted under the 2001 Plan will be "nonqualified stock options" under the Internal Revenue Code of 1986, as amended from time to time. All stock option grants under the 2001 Plan expire ten years from the date of grant and for the most part are exercisable one-fourth each year over a four-year period of continuous service. The exercise price of an option granted under the 2001 Plan is determined by the Stock Option Committee, but in no event can be less than the fair market value of the common stock at the time the stock option is granted.

Equity Compensation Plan Information

In June 2002, the Board of Directors adopted the 2002 Stock Option Plan (the 2002 Plan). The purpose of the 2002 Plan is to furnish additional equity incentives to advisory directors, consultants and key employees of the Company, other than executive officers of the Company. Members of the Board of Directors are also ineligible to participate in the 2002 Plan. The additional equity incentives are designed to increase shareholder value and to advance the interests of the Company by furnishing incentives to attract and retain the best available advisory directors, consultants and key employees for positions of substantial responsibility and to provide incentives to such advisory directors, consultants and key employees to promote the success of the business of the Company and its subsidiaries. The total number of shares of common stock issuable under the 2002 Plan is 225,000, subject to an adjustment on January 1 of each year (commencing on January 1, 2003), when the aggregate number of shares of common stock then issuable upon the exercise of options will be increased by the same percentage that the total number of issued and outstanding shares of common stock increased from the preceding January 1 to the following December 31 (if the percentage is positive). On January 1, 2003, 81,315 shares were added to the 2002 Plan pursuant to this provision. All options granted under the 2002 Plan will be "nonqualified stock options" under the Internal Revenue Code of 1986, as amended from time to time. All stock option grants under the 2002 Plan expire six years from the date of grant for advisory directors and consultants and ten years from the date of grant for key employees. For the most part, stock option grants to key employees under the 2002 Plan are exercisable one-fourth each year over a four-year period of continuous service while stock option grants to advisory directors and consultants vary from one-half each year over a two-year period of service to one-fourth each year over a four-year period of service. The exercise price of an option granted under the 2002 Plan is determined by the Stock Option Committee, but in no event can be less than the fair market value of the common stock at the time the stock option is granted.

Employment Contracts

Change-in-Control Arrangements  We have entered into change-in-control agreements with each of the named executive officers, with the exception of Anthony J. Varrichio. These agreements generally provide that if within two years from the date of a "change in control" of the Company (as defined below), the employment of the executive is terminated without cause, or in the event that the executive terminates his or her employment with ANS based on a change in or diminishment of his or her responsibilities, or a reduction in salary, such executive will be entitled to severance pay as provided for in his or her agreement. Mr. Chavez's and Mr. Hawari's agreements only require a change-in-control to trigger their right to severance compensation. The severance pay for Mr. Chavez and Mr. Hawari would be an amount equal to three times each of their respective annual salary and bonus compensation; for Mr. Merrill and Mr. Drees the severance pay would be an amount equal to one and one-half times each of their respective annual salary and bonus compensation. All of the executives are also entitled to a job search lump sum payment of $25,000. All agreements renew automatically each May, unless the Board of Directors provides at least ninety days notice prior to May that the agreement will not be renewed.

For purposes of each of these agreements, a "change in control" generally means any of the following events: (1) the consummation of a consolidation, merger or other reorganization in which the Company is merged, consolidated or reorganized into or with another corporation or other legal person or in which shares of the Company's stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of ANS' common stock immediately prior to the merger own more than 50% of the common stock of the surviving corporation or its ultimate parent immediately after the merger; (2) the sale of all or substantially all of our assets; (3) if at any time the persons serving on ANS' Board of Directors cease for any reason to constitute at least a majority thereof; and (4) the approval by our shareholders of our complete liquidation or dissolution.

Employment Agreement  We entered into an employment agreement as of April 1, 2002 with Christopher G. Chavez pursuant to which Mr. Chavez serves as Chief Executive Officer and President of the Company. Under the employment agreement, which has a term of three years, Mr. Chavez receives an annual base salary of $253,500. In addition, Mr. Chavez may receive a performance-based incentive bonus equal to 60% of his annual base salary earned by meeting certain strategic milestones and objective measurements of profitability and shareholder value determined annually by mutual agreement of Mr. Chavez and the Board of Directors. If Mr. Chavez' performance exceeds the objectives so established, Mr. Chavez could earn a larger bonus, and correspondingly, if performance falls short of the objectives, Mr. Chavez may receive less than the full bonus percentage. Mr. Chavez is also entitled to employee benefits generally made available to other officers of the Company and certain other perquisites. If the Company terminates Mr. Chavez' employment without cause (as defined in the agreement), Mr. Chavez will receive severance compensation equal to 200% of his annual salary and anticipated annual bonus. This termination payment is not payable, however, if the cause of termination is a "change in control," in which case Mr. Chavez is entitled only to severance compensation under the change-in-control agreement described above. The employment agreement also contains confidentiality, trade secret and noncompetition provisions that are intended to protect the Company's intellectual property, trade secrets and other confidential information.

Employment Contracts

Employment Agreement  We entered into an employment agreement as of April 1, 2002 with Kenneth G. Hawari pursuant to which Mr. Hawari serves as General Counsel and Executive Vice President of the Company. Under the employment agreement, which has a term of three years, Mr. Hawari receives an annual base salary of $200,000. In addition, Mr. Hawari may receive a bonus equal to 50% of his annual base salary earned by satisfactorily performing his duties. If Mr. Hawari's performance exceeds this standard, he could earn a larger bonus, and correspondingly, if performance falls short of this standard, Mr. Hawari may receive less than the full bonus percentage. In addition, to the extent that other executive vice presidents and vice presidents of the Company earn bonuses under the Company's bonus plan for vice presidents, which is based on objective measurements of net revenue and earnings from operations performance, he could earn a commensurate bonus. Mr. Hawari is also entitled to employee benefits generally made available to other officers of the Company and certain other perquisites. If the Company terminates Mr. Hawari's employment without cause (as defined in the agreement), Mr. Hawari will receive severance compensation equal to 200% of his annual salary and anticipated annual bonus. This termination payment is not payable, however, if the cause of termination is a "change in control," in which case Mr. Hawari is entitled only to severance compensation under the change-in-control agreement described above. The employment agreement also contains confidentiality, trade secret and noncompetition provisions that are intended to protect the Company's intellectual property, trade secrets and other confidential information.

Compensation Committee Report

The Compensation Committee, comprised of three independent directors, recommends compensation strategies, policies, and programs to the Board of Directors and approves annual salary and cash bonus awards to executive officers and long-term incentive awards to all key employees.

The Board of Directors and the Compensation Committee believe that the Company's success requires a small, but highly motivated professional staff. The Compensation programs, therefore, are primarily designed to attract and retain highly capable executives and key employees, to motivate the executives in support of the achievement of the Company's strategic financial and operating objectives and to reward performance that meets this standard.

The Company's executive compensation program combines base salary, annual bonus, and a stock option program to attract and retain executives. Base salary increases and annual bonuses are based, in part, on corporate performance. Compensation is also based on a competitive analysis of compensation paid by other comparable companies, current market conditions for recruiting highly skilled and/or specialized talent, the need to retain key executives, the experience level and market worth of current executives, and individual performance.

Under the Company's annual bonus program, year-end cash bonuses are awarded to executive officers based on the level of achievement of annual revenue and earnings objectives. Targeted bonus levels for executive officers are established by the Compensation Committee annually, as well as individual performance.

The stock option programs of the Company are long-term incentive plans for executive officers and key employees that are intended to motivate executives and employees to improve total return to shareholders. Stock options are generally granted annually, with an exercise price of the fair market value of the common stock on the date of the grant. The number of options granted to a recipient is determined using various factors such as the long-term incentives granted to executive officers in companies of comparable size and the contribution of the individual recipient to the Company. To encourage long-term performance, options generally vest over a four-year period.

In addition to using local and national survey data the Company, on occasion, uses the services of independent compensation and benefits consulting firms to provide analysis and recommendations for competitive pay levels and programs.

With the exception of Mr. Hawari, who entered an employment agreement on April 1, 2002 at an annual base salary of $200,000, in early 2002, the Compensation Committee increased the base salary levels of the Company's other seven executive officers by an average of 9%. At year-end 2002, based on performance for 2002, the Compensation Committee granted cash bonuses in the aggregate of $1,028,739 to the eight executive officers.

The base salary of Mr. Chavez, the Chief Executive Officer of the Company, was increased by 10% to $253,500 in early 2002. The Compensation Committee also established the target bonus in 2002 for Mr. Chavez of 60% of his base salary, with a potential range of 0% to 120% of his base salary, depending on the degree of attainment of the budgeted revenue and earnings objectives of the Company in 2002. Based on 2002 results, the Compensation Committee awarded Mr. Chavez a cash bonus of $301,445, which is part of the $1,028,739 of total bonuses granted to the Company's eight executive officers for 2002.

Compensation Committee Report

In 2002, Mr. Chavez was also granted options to purchase 50,000 shares of common stock at an exercise price of $28.53, the fair market value of the stock on the date of the grant.

Compensation in excess of $1 million per year realized by any of our five most highly compensated executive officers is not deductible by us for federal income tax purposes unless the compensation arrangement complies with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. Our stock option plans used to compensate executive officers have complied, and are intended to continue to comply, with the requirements of Section 162(m).

COMPENSATION COMMITTEE Hugh M. Morrison - Chairman Robert C. Eberhart Michael J. Torma

The Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that such information be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.

Performance Graph

The following graph compares the cumulative total return of the Company's common stock during the period commencing December 31, 1997 through December 31, 2002, with the Nasdaq U.S. Market Index and an index of companies within the Standard Industrial Code for Medical Devices, Instruments, and Supplies (the "Peer Index").

[The following table is represented as a line chart in the printed material.]

	Dec. 1997	Dec. 1998	Dec. 1999	Dec. 2000	Dec. 2001	Dec. 2002
ANS	100.00	90.587	134.524	292.366	505.811	503.659
Nasdaq Market Index	100.00	141.057	261.609	157.492	124.945	86.380
Peer Index	100.00	111.351	134.859	139.122	152.958	123.800

The stock price performance depicted in the Performance Graph is not necessarily indicative of future price performance. The Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that such information be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.

Audit Committee Report

Management is responsible for ANS' internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of ANS' consolidated financial statements in accordance with generally accepted auditing standards and issuing a report to the Board of Directors on the results of the audit. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee has reviewed and discussed the audited financial statements with management.

The Committee has met and held discussions with management and Ernst & Young LLP, ANS' independent auditors. These meetings included sessions at which management was not present. The Committee discussed with Ernst & Young LLP the results of its examination of ANS' consolidated financial statements, its evaluation of ANS' internal controls and its assessment of the overall quality of ANS' financial controls. Management represented to the Committee that ANS' consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP. The Committee also discussed with Ernst & Young LLP matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young LLP also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed with Ernst & Young LLP that firm's independence.

Based on the Committee's discussions with management and Ernst & Young LLP, the Committee's review of the representations of management, and the report of Ernst & Young LLP to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in ANS' Annual Report on Form 10-K for the year ended December 31, 2002.

AUDIT COMMITTEE Richard D. Nikolaev - Chairman Joseph E. Laptewicz A. Ronald Lerner

The Report of the Audit Committee and the information contained in the Report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C of the Securities Act of 1933, as amended, other than as provided in Item 306 of Regulation S-K thereunder, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated into any filings of the Company other than this proxy statement, except as specified by the Company.

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.

Upon receipt of the appropriate information, the Company has prepared all Forms 3, 4 and 5 for its non-employee directors and executive officers, subject to their review and signing prior to filing with the SEC. Based solely on the information provided to the Company by individual non-employee directors and executive officers, the Company believes that all filing requirements applicable to such persons were complied with in 2002, except that Anthony J. Varrichio, Executive Vice President and Chief Technology Officer of the Company, filed a late Form 4 Report of Changes in Beneficial Ownership of Securities with the SEC disclosing the gifting of 500 shares of the Company's common stock on September 19, 2001 and the gifting of 1,200 shares of the Company's common stock on November 21, 2002. Mr. Varrichio filed a Form 5 reporting these gifts on March 31, 2003. In addition, Mrs. Sherry Varrichio, Mr. Varrichio's spouse, filed a late Form 4 disclosing the gifting of 1,200 shares of the Company's common stock on November 21, 2002 and the gifting of 700 shares of the Company's common stock on November 26, 2002. A Form 5 reporting these gifts by Mrs. Varrichio was filed on March 31, 2003.

Annual Report on Form 10-K

You can request a free copy of ANS' 2002 Annual Report on Form 10-K by writing to Marta Munson, Investor Relations, Advanced Neuromodulation Systems, Inc., 6501 Windcrest Drive, Suite 100, Plano, Texas 75024 or by email at m.munson@ans-medical.com. You may also view and print the document from our website at www.ans-medical.com.

Appendix A

AUDIT COMMITTEE
CHARTER

This Charter of the Audit Committee of the Board of Directors of Advanced Neuromodulation Systems, Inc. (the "Company") was adopted and approved by the Company's Board of Directors on June 5, 2002.

I.	PURPOSE AND SCOPE OF RESPONSIBILITIES

The primary function of the Audit Committee is to assist the Board of Directors in overseeing the Company's financial reporting process and its outside auditors as required by the federal securities laws. The Audit Committee's primary duties and responsibilities are to:

  serve as an independent and objective party to oversee the Company's financial reporting process pursuant to federal securities laws.
  review and select the Company's outside auditors.
II.	MEMBERSHIP REQUIREMENTS AND STRUCTURE

The following shall constitute the membership requirements of the Audit Committee from and after June 14, 2001:

The Audit Committee will consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the business judgment and sole discretion of the Board, would interfere with the exercise of such director's independent judgment as a member of the Audit Committee. Examples of such relationships are described in Exhibit A. All members of the Audit Committee will be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after such person's appointment to the Audit Committee. At least one member of the Audit Committee will have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background that results in the person's financial sophistication, including without limitation having served as a company's chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee will be elected by the Board annually, until their resignation or until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as they may choose. Any member of the Audit Committee may represent the entire Audit Committee for purposes of any meeting or review.

Appendix A

III.	PROCESSES

The Audit Committee will have all necessary power and authority as it deems appropriate to allow it to fulfill its purpose and scope as set forth in Section I above. The Audit Committee will, in furtherance of its purpose and scope as set forth in Section I above, have the power and authority to:

Review of Reports

  Review and assess the adequacy of this Charter.
  Review with the Chief Financial Officer or other members of the Company's financial management the audited financial statements of the Company.

Outside Auditor

  Require the outside auditors to provide a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard I attached hereto as Exhibit B.
  Discuss with the outside auditor any disclosed relationships or services that may affect the objectivity and independence of the auditor.
  Take appropriate action, or recommend to the Board of Directors to take such action, to oversee the independence of the outside auditor.
  Recommend to the Board of Directors the selection or replacement of the outside auditor, based on the Audit Committee's evaluation of the outside auditor in its sole discretion.

Financial Reporting Processes

  Require that the outside auditor review the financial information included in the Company's Quarterly Reports on Form 10-Q prior to the Company's filing of such reports with the Securities and Exchange Commission.
  Recommend to the Board of Directors, based on the review and discussions described above, whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Proxy Statement Report

  Provide a Report of the Audit Committee in the Company's annual proxy statement, which Report shall state whether the Audit Committee has (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (attached hereto as Exhibit C) as it may be modified or supplemented; and (iii) received from the outside auditor disclosures regarding the auditor's independence required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and discussed with the outside auditor the auditor's independence. The Report of the Audit Committee shall also (i) state whether, based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission, and (ii) name each member of the Audit Committee. The following legend or a similar legend shall appear immediately before or after the Report of the Audit Committee in any proxy statement containing such Report:

Appendix A

The Report of the Audit Committee and the information contained in the Report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C of the Securities Act of 1933, as amended, other than as provided in Item 306 of Regulation S-K thereunder, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated into any filings of the Company other than this proxy statement except as specified by the Company.

  Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.
IV.	AUTHORITY AND OUTSIDE AUDITORS
  The outside auditor's ultimate accountability is to the Company's Board of Directors and the Audit Committee, as representatives of shareholders. The Board of Directors and the Audit Committee will have the ultimate authority and responsibility to select, evaluate and, if appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement of the Company.
  The Audit Committee will have full authority to retain such advisors and counsel as it deems necessary to fulfill its purpose and scope.
V.	MISCELLANEOUS
  Nothing in this Charter will, or will be deemed, to increase, expand or modify in any manner adverse to any member of the Audit Committee the duties, obligations, or responsibilities of any such member of the Audit Committee, it being the intent and purpose of this Charter to grant enabling power to the Audit Committee.
  Nothing in this Charter will, or will be deemed to, decrease or modify in any manner adverse to any member of the Audit Committee, such member's right to rely on statements and certifications made by the Company's officers, employees, agents, counsel, experts and auditors.
  Nothing in this Charter will, or will be deemed to, adversely affect in any manner the rights of members of the Audit Committee to indemnification and advancement of expenses under the Articles of Incorporation or Bylaws of the Company or under any contract, agreement, arrangement or understanding benefiting such member.
  Notwithstanding any other provision of this Charter, no provision of this Charter will, except to the extent required by applicable law, be construed to create any duty, liability or obligation on the part of the Audit Committee or any of its members.

[Exhibits available upon request.]

(Front of Proxy Card)

================================================================================
Proxy - Advanced Neuromodulation Systems
================================================================================

BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS AT 10:00 A.M. WEDNESDAY, JUNE 4, 2003
6501 WINDCREST DRIVE, SUITE 100, PLANO, TEXAS 75024

The undersigned shareholder of Advanced Neuromodulation Systems, Inc. (the
"Company") hereby appoints Kenneth G. Hawari and Hugh M. Morrison, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s)
thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN
ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT
INDICATED WITH RESPECT TO ITEM (1) THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE
PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM
(2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy
Statement, dated May 6, 2003, is hereby acknowledged.

             (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

(Back of Proxy Card)

================================================================================
Annual Meeting Proxy Card
================================================================================

A. Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

                                  With-                               With-
                              For hold                            For hold
 ---------------------------- --- ----- ------------------------- --- -----
 01-Christopher G. Chavez               05-Hugh M. Morrison
 ---------------------------- --- ----- ------------------------- --- -----
 02-Robert C. Eberhart, Ph.D.           06-Richard D. Nikolaev
 ---------------------------- --- ----- ------------------------- --- -----
 03-Joseph E. Laptewicz                 07-Michael J. Torma, M.D.
 ---------------------------- --- ----- ------------------------- --- -----
 04-A. Ronald Lerner                    08-J. Philip McCormick
 ---------------------------- --- ----- ------------------------- --- -----

B. Issues

                                                   For   Against    Abstain
 ------------------------------------------------ ----- ---------- ----------
 2. In their discretion, the proxies are
 authorized to vote upon such other business or
 matters as may properly come before the
 meeting or any adjournment thereof.
 ------------------------------------------------ ----- ---------- ----------

C. Athorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

---------------------  ---------------------  -----------------------------
Signature 1 -          Signature 2 -
Please keep            Please keep
signature within box.  signature within box.          Date (mm/dd/yy)
---------------------  ---------------------  -----------------------------

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